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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 4, 2001


                                CITIZENS BANCORP
             (Exact name of registrant as specified in its charter)


                                     Oregon
                 (State or other jurisdiction of incorporation)


                 0-23277                        91-1841688
        (Commission File Number)      (IRS Employer Identification No.)

              275 SW Third Street, Corvallis, OR          97339
           (Address of principal executive offices)     (Zip Code)


    Registrant's telephone number, including area code): (541) 752-5161


                                       N/A
          (Former name of former address, if changed since last report)


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Item 4.   Change in Registrant's Certifying Accountant.

          1. On September 4, 2001 the Company was notified that the McGladrey & Pullen, LLP had acquired the attest assets and practice of the Registrant's independent auditors Knight Vale & Gregory PLLC and that Knight Vale & Gregory PLLC would no longer be the auditor for the Registrant. McGladrey & Pullen, LLP was appointed as the Registrant's new auditor.

          2. The auditor's reports from Knight Vale & Gregory PLLC for the Registrant's past two fiscal years did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

          3. The decision to engage McGladrey & Pullen, LLP was recommended and approved by the Registrant's board of directors.

          4. During the Registrant's two most recent fiscal years and the subsequent interim period preceding the change, there have been no disagreements with Knight Vale & Gregory PLLC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures.

          5. The Registrant has requested Knight Vale & Gregory PLLC to furnish it a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements made in this Item. Such letter is included in an exhibit to this Form 8K.

Item 7.   Financial Statements and Exhibits

          (a)  Financial statements - not applicable
          (b)  Pro Forma financial information - not applicable
          (c)  Exhibit

               (16) September 4, 2001 letter from Knight Vale & Gregory PLLC to the Securities and Exchange Commission included therein pursuant to the requirement of Item 304(a) of Regulation S-K.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date of Report: September 4, 2001                     /s/ Lark E. Wysham
                                                      --------------------------
                                                  By: Lark E. Wysham
                                                      Senior Vice President and
                                                      Chief Financial Officer